Exhibit 23.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Jefferies Financial Group Inc. (formerly known as Leucadia National Corporation) of our report dated February 27, 2017, except for the change in the manner in which the Company accounts for restricted cash in the statement of cash flows discussed in Note 4, the effects of discontinued operations discussed in Note 28, and the change in composition of reportable segments discussed in Note 29 to the consolidated financial statements, as to which the date is January 28, 2019, relating to the financial statements and financial statement schedule, which appears in Jefferies Financial Group Inc.’s Form 10-KT for the year ended November 30, 2018. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 9, 2019

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Jefferies Financial Group Inc. of our report dated March 22, 2019 relating to the financial statements of Berkadia Commercial Mortgage Holding LLC which appears in Jefferies Financial Group Inc.’s Form 10-K/A (Amendment No. 1 to its Transition Report on Form 10-K) for the year ended November 30, 2018. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

McLean, Virginia

May 9, 2019

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Jefferies Financial Group Inc. of our report dated March 9, 2017, except as to the revision of the statement of cash flows described in Note 2, which is dated March 14, 2018, relating to the financial statements of National Beef Packing Company, LLC, which appears in Jefferies Financial Group Inc.’s Transition Report on Form 10-K/A (Amendment No. 1 to its Transition Report on Form 10-K) for the year ended November 30, 2018. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 9, 2019